Exhibit 99



ORRSTOWN BANK
OPEN
ORRSTOWN BANK

Your Town. Our Town.

This is Orrstown

2019 Annual Meeting of Shareholders

100

Years

1919-2019

April 30, 2019


ORRSTOWN BANK
OPEN
ORRSTOWN BANK

Your Town. Our Town.

This is Orrstown

Conduct Meeting Business

Joel R. Zullinger

Chairman of the Board

Important Disclosures

Certain statements we may make today may constitute “forward looking statements” under the Private Securities Litigation Reform Act of 1995. Orrstown Financial’ s actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, economic conditions, competition in the geographic and business areas in which Orrstown Financial conducts its operations, fluctuations in interest rates, credit quality, government regulation and other risks and uncertainties, including those described in the Company’s filings with the Securities and Exchange Commission. The statements we make today are valid only as of today’s date and we disclaim any obligation to update this information.

Non-GAAP Measures

Throughout this presentation, we refer to certain non-GAAP measures, including, without limitation, adjusted net income excluding intangible amortization and merger related expenses, adjusted net earnings per share excluding intangible amortization and merger related expenses, tangible return on average tangible equity and tangible return on average tangible assets. For a reconciliation of non-GAAP measures to U.S. GAAP results and our rationale for usage of non-GAAP measures, see the Appendix in this presentation.

Rules of Conduct

- In the interest of an orderly Meeting of the Shareholders of Orrstown Financial Services, Inc.. (the "Company"), we ask you to honor the following rules of procedure:
- Shareholders should not address the Meeting until recognized by the Chairman of the Meeting. Upon recognition by the Chairman, the shareholder will have the floor. Speakers should then state their name and status as a shareholder. We ask that shareholders approach the microphone at the front of the theater.
- The business of the Meeting will be taken up as set forth in the Agenda. When an item on the Agenda is before the Meeting for consideration, questions and comments should be confined solely to that item.
- Questions or comments not related to an Agenda item will not be entertained at the Meeting. If there are any matters of individual concern to a shareholder, they should be raised after the Meeting with representatives of the Company.
- Shareholders should confine comments to one subject at a time in order to give other shareholders an opportunity to speak on that subject. Please permit the speaker to conclude his or her remarks without interruption.
- A shareholder will be permitted up to two minutes to address the Meeting when recognized by the Chairman.
- Derogatory references to personalities or comments that are otherwise in bad taste or any outbursts of demonstration will not be permitted and will be a basis for removal from the Meeting.
- No cameras or other recording devices will be permitted at the Meeting. All cell phones, pagers and other electronic communication devices must be turned off.

Rules of Conduct

- The views, constructive comments and criticisms from shareholders are welcome, but the purpose of the Meeting will be observed. The Chairman will stop discussions that are:
  - Irrelevant to the matter under consideration,
  - Proposals related to the conduct of the Company's ordinary business operations,
  - Derogatory or inflammatory,
  - Related to customers of Orrstown Bank, or
  - In substance repetitious statements made by other persons.

Agenda

Call to Order	Joel Zullinger, Chairman of the Board
Introductions	Joel Zullinger, Chairman of the Board
Conduct Meeting Business	Joel Zullinger, Chairman of the Board
Management Reports	
Thomas R. Quinn, Jr., President & CEO	Recap of 2018 Achievements
David P. Boyle, EVP/Chief Financial Officer	Financial Review
Thomas R. Quinn, Jr., President & CEO	2019 Strategic Priorities
Questions from our Shareholders	Joel Zullinger, Chairman of the Board
Conduct Meeting Business	Joel Zullinger, Chairman of the Board
Adjournment	Joel Zullinger, Chairman of the Board

Conduct Meeting Business

Joel R. Zullinger

Chairman of the Board

Board of Directors












Recognizing Former Directors



Dr. Anthony F. Ceddia

Recognizing Former Directors



Jeffrey W. Coy
Served with distinction:
1984-2018



Gregory A. Rosenberry
Served with distinction:
1997-2019

Conduct Meeting Business

Joel R. Zullinger

Chairman of the Board

Management Report

Thomas R. Quinn, Jr.

President & CEO

Experienced Leadership Team

Name/Title	Banking Experience	Joined ORRF	Experience / Disciplines	Prior Experience
Thomas R. Quinn, Jr. *President & CEO*	29 years	2009	CEO | Strategy | Sales | Executive	Citi, Fifth Third
David P. Boyle *EVP/Chief Financial Officer*	28 years	2012	Finance | Treasury | Strategy | Executive	PNC/Natl. City, Wayne Bancorp
Barbara E. Brobst *EVP/Chief Human Resources Officer*	37 years	1997	HR | Training | Trust | Executive	Financial Trust
Robert G. Coradi *EVP/Chief Risk Officer*	31 years	2012	Credit | Operations | Executive	Susquehanna
Philip E. Fague *EVP/Trust and Wealth Management*	31 years	1988	Mortgage | Trust | Lending | Executive	Orrstown Bank
Robert J. Fignar *EVP/Chief Operations & Logistics Officer*	33 years	2018	CEO | Strategy | Operations | Sales | Executive	FCB of Mercersburg
Jeffrey S. Gayman *EVP/Market President*	23 years	1996	Lending | Retail | Executive	Orrstown Bank
David T. Hornberger *EVP/Market President*	33 years	2016	Lending | Executive	Susquehanna, Graystone/Tower
Adam L. Metz *EVP/Chief Revenue Officer*	24 years	2016	Lending | Executive	Metro, M&T
Rajjie Sarmey *SVP/Chief Corporate Technology Officer*	16 years	2018	Technology | Operations | Executive	PNC, Pentagon FCU, Federal Reserve
Luke Bernstein *EVP/Retail & Communications*	6 years	2017	Communications | Executive	PBA / Office of Governor of PA

Summary of Achievements

Our focus as described at last year's Annual Shareholders Meeting:

- Support commercial loan growth with deposit growth
- Diversify revenue sources
- Maintain our technology advantage and prioritize key initiatives
- Develop Orrstown University to provide educational programs and support for the bank of the future
- Enhance and leverage our brand
- Merger & Acquisition expertise and execution to complement organic growth

100 Years 1919-2019

Support Commercial Loan Growth with Deposit Growth


Total Loan Growth (000's)
$1,300,000
$1,250,000
$1,200,000
$1,150,000
$1,100,000
$1,050,000
$1,000,000
$950,000
$900,000
$1,010,012
$1,247,657
12/31/17
12/31/18

- 10.2% Organic Loan Growth
- 23.5% Total Loan Growth*


Total Deposit Growth (000's)
$1,600,000
$1,500,000
$1,400,000
$1,300,000
$1,200,000
$1,100,000
$1,000,000
$900,000
$1,219,515
$1,558,756
12/31/17
12/31/18

- 14.6% Organic Deposit Growth
- 27.8% Total Deposit Growth**

*includes $135 million in acquired loans as a result of the First Community Bank of Mercersburg acquisition
**includes $156 million in acquired deposits as a result of the First Community Bank of Mercersburg acquisition

Support Commercial Loan Growth with Deposit Growth



Adjusted Net Income[1] Trend
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
(000's)
$6,693
$6,628
$8,157
$8,090 [2]
$15,647
$12,805
2016
2017
2018
Net Income (as reported)
Amortization of core deposit and other intangible assets
Merger related expenses

GAAP net income in green above. 1: A non-GAAP measure, which excludes intangible amortization expense and merger related expenses, net of related tax effect. See the reconciliation of non-GAAP measures to GAAP measures in the appendix. 2: 2017 GAAP net income includes a $2.6 million tax expense related to the tax law changes.

Support Commercial Loan Growth with Deposit Growth



Quarterly Dividend Trend*
21.0% CAGR
0.16
0.15
0.14
0.13
0.12
0.11
0.10
0.09
0.08
0.07
0.06
0.07 0.07
0.08 0.08
0.09 0.09 0.09
0.10 0.10 0.10
0.12 0.12
0.13 0.13 0.13
0.15 0.15
April 2015
April 2019

- Dividends have more than doubled over the past four years
- 21% compound annual growth rate

*Quarterly dividends declared from 4/22/2015 - 4/18/2019

Diversify Revenue Sources


Noninterest Income Trend (000's)*
$21,000
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$16,919
$17,254
$18,319
$19,197
$20,848
2014
2015
2016
2017
2018

Top three noninterest income sources:

1.	Trust & Brokerage	41%
2.	Deposit Service Charges	29%
3.	Mortgage Business	13%

- Orrstown is in the 83rd percentile of noninterest income/total income (US Banks with assets of $1-$10 billion)
- Trust, Investment Management and Brokerage continues to significantly contribute to the bottom line
  - Recently added new team in Mt. Joy (Lancaster County)
  - In-market expansion focusing on West Shore, Berks, Dauphin, and Lancaster counties
- Disciplined approach to service charges, and cash management fees; we continue to improve year-over-year
- Mortgage faced strong headwinds in 2018 (rates, housing supply, little to no refinance market), however we can do better in 2019 and beyond

*Noninterest income totals do not include net securities gains. Top three noninterest income sources and their percentage of the total are for 2018 results. Peer data relative to noninterest income/total income from S&P Global Market Intelligence.

Maintain our Technology Advantage and Prioritize Key Initiatives

Last year we said our focus was on:

- Roll out of new account opening platform for fast and efficient account opening:
  - ✓ Onboard teller platform successfully launched in April 2018

- Improving the OFA/Wheatland platforms
  - ✓ AccuTrust Cheetah system integration began in March 2019 with go live scheduled for October 1 2019





Develop Orrstown University

- The Learning & Development team made meaningful progress last year in enhancing curriculums and increasing the number of courses available
- Their mission has a dual focus
  - Ensure that our associates are knowledgeable about their jobs and continually learning as our industry changes
  - Education outreach beyond our employee group:
    - One example: children's and students banking outreach





Enhance and Leverage our Brand

- All Orrstown branches will be refreshed by year end:
  - Technology friendly
  - Consistent look and feel (signage, colors, building materials, etc.)
  - Customer-centric layout and customer experience
- Meaningful improvements to social media presence and metrics
  - 26% increase in Facebook followers in 2018 (+15% year-to-date 2019)
  - Instagram presence enhanced with business page
- Will conduct "brand boot camp" will all employees
- Continued focus on community involvement
  - Mostly local in-market
  - "Hurricane relief 2.0" in the Carolinas


ORRSTOWN BANK



Merger & Acquisition Expertise and Execution

	FCB of Mercersburg	Hamilton Bank
Definitive Agreement Reached	5/31/2018	10/23/2018
Regulatory Approval Received	8/29/2018	4/26/2019
Legal Close	10/1/2018	Scheduled for 5/1/2019
Systems Conversion	2/2/2019	Scheduled for 8/16/2019

Key Takeaways	• $155 million asset complementary in-market deal further strengthens presence in Franklin County
	• All integration work completed
	• Acquisition of key talent
		• $525 million asset deal in attractive Baltimore MSA*:
		  • 20th in population
		  • 18th in wealth
		  • 21st in education attainment
		• Complementary market with strong noninterest income potential
		• Market facing disruption

*Rankings are based on US Census and other public data sources and are National rankings.

Financial Report

David P. Boyle

EVP/Chief Financial Officer

Improve Earnings Through Loan, Deposit, and Fee Income Growth

Period Ended (000's):	12/31/2017	Organic Growth ($)	Organic Growth (%)	Acquisition Growth ($)	12/31/2018	Total Growth (%)
Assets	$1,558,849				$1,934,388	24%
Loans	1,010,012	96,542	10%	141,103	1,247,657	24%
Deposits	1,219,515	178,808	14%	160,422	1,558,756	28%
Total Shareholders' Equity	144,765				173,433	
AUM (mkt. value)	1,370,950				1,330,595	
Operations Information						
Net Interest Income	43,371				51,370	18%
Noninterest Income (excluding net securities gains)	19,197				20,848	9%
Noninterest Expense	50,330				57,979	15%
Net Income	8,090				12,805	58%
Return on Average Equity	5.73%				8.56%	49%
Return on Average Assets	0.54%				0.75%	39%
Asset Quality Ratios						
Total Nonperforming Assets/Assets	0.69%				0.27%	-61%

Assets, Loans, and Deposits: Five Year and Five Quarter Trends



2,100,000
1,900,000
1,700,000
1,500,000
1,300,000
1,100,000
900,000
700,000
(000's)
1,190,443
1,292,816
1,414,504
1,558,849
1,934,388
949,704
1,032,167
1,152,452
1,219,515
1,558,756
704,946
781,713
883,391
1,010,012
1,247,657
2014
2015
2016
2017
2018



2,150,000
1,950,000
1,750,000
1,550,000
1,350,000
1,150,000
950,000
750,000
(000's)
1,635,906
1,644,118
1,720,755
1,934,388
1,973,283
1,299,514
1,325,866
1,429,170
1,558,756
1,620,696
1,044,114
1,063,883
1,084,941
1,247,657
1,265,539
2018 FQ1
2018 FQ2
2018 FQ3
2018 FQ4
2019 FQ1
Total Assets
Total Loans
Total Deposits

Adjusted Net Income[1] Trend


$15,647
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
(000's)
Strong core earnings growth:
• 2016 to 2017: +22%
• 2017 to 2018: +92%
$12,805
$8,157
$8,090 2
$6,693
$6,628
2016
2017
2018
Net Income (as reported)
Amortization of core deposit and other intangible assets
Merger related expenses

GAAP net income in green above. 1: A non-GAAP measure, which excludes intangible amortization expenses and merger related expenses, net of tax effect. See the reconciliation of non-GAAP to GAAP measures in the Appendix. 2: 2017 GAAP Net income includes a $2.6 million tax expense related to tax law changes.

Financial Highlights

Total Loans (000's)


$1,300,000
$1,200,000
$1,100,000
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$693,358
$1,236,983
+15.3% CAGR
2014
2018

Total Deposits (000's)


$1,250,000
$1,200,000
$1,150,000
$1,100,000
$1,050,000
$1,000,000
$950,000
$900,000
$850,000
$800,000
$949,704
$1,219,515
+13.2% CAGR
2014
2018

Financial Highlights

Assets Under Management



$1,400,000
$1,300,000
$1,200,000
$1,100,000
$1,000,000
$900,000
$800,000
$700,000
($ 000's)
+7.0% CAGR
$1,017,013
$1,330,595
2014
2018

Efficiency Ratio



84.00
82.00
80.00
78.00
76.00
74.00
72.00
70.00
68.00
83.0
-9%
74.0
2014
2018

Adjusted Earnings Per Share[1] Growth



2
1.8
1.6
1.4
1.2
1
0.8
$1.83
$1.50
$0.99 2
$0.98
$0.82
$0.81
2016
2017
2018
Diluted EPS
Amortization of core deposit and other intangible assets
merger related expenses

GAAP earnings per share in green above. 1. A non-GAAP measure, which excludes intangible amortization expense and merger related expenses, net of related tax effect. See the reconciliation of non-GAAP measures to GAAP results in the appendix. 2. 2017 EPS includes a $0.32 per share tax expense related to tax law changes.

Regulatory Capital Ratios



Tier 1 Leverage (%)
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
9.5
9.8
9.3
8.9
8.4
2014
2015
2016
2017
2018



Tier 1 Risk-Based (%)
15.6
14.6
13.3
12.1
12.0
2014
2015
2016
2017
2018



Total Risk Based (%)
16.8
15.8
14.6
13.3
15.6
2014
2015
2016
2017
2018

Key Performance Metrics


Tangible Return on Average Tangible Equity[1]
12.00
10.00
8.00
6.00
4.00
2.00
0.00
4.85%
5.81%
10.79%
2016
2017
2018


Tangible Return on Average Tangible Assets[1]
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.51%
0.55%
0.92%
2016
2017
2018

GAAP measures in green above. 1: A non-GAAP measure, which excludes the effect of intangible amortization expense and merger related expenses, net of related tax effect, from net income as reported and average goodwill and intangible assets from average equity and assets as reported. See the reconciliation of non-GAAP measures to GAAP results in the appendix.

Support Commercial Loan Growth with Deposit Growth


Quarterly Dividend Trend*
21.0% CAGR
0.16
0.15
0.14
0.13
0.12
0.11
0.10
0.09
0.08
0.07
0.06
0.07 0.07
0.08 0.08
0.09 0.09 0.09
0.10 0.10 0.10
0.12 0.12
0.13 0.13 0.13
0.15 0.15
April 2015
April 2019

- Dividends have more than doubled over the past four years
- 21% compound annual growth rate

*Quarterly dividends declared from 4/22/2015 - 4/18/2019

Management Report

Thomas R. Quinn, Jr.

President & CEO

Strategic Focus in 2019

- Expand and build out commercial lending, wealth management, and mortgage to take advantage of current and new markets
  - Greater emphasis in Lancaster, Harrisburg, and York markets
  - Focus on Maryland market

- Complete integration of Hamilton Bank

- Distribution center (branching) activity
  - Continue branch refresh
  - Customer experience launch
  - Optimize Hamilton network (will continue beyond 2019)

Strategic Focus in 2019

- Focus on operational efficiency
- Focus on Enterprise Risk Management, including cyber security
- Investment in Orrstown University
- Reward our shareholders

Conduct Meeting Business

Joel R. Zullinger

Chairman of the Board


ORRSTOWN BANK
OPEN
ORRSTOWN BANK

Your Town. Our Town.

This is Orrstown

Appendix

<u>Reconciliation of Non-GAAP Measures to GAAP Results</u>

As a result of acquisitions, the Company has intangible assets consisting of goodwill and core deposit and other intangible assets.

Management believes providing certain "non-GAAP" financial information will assist investors in their understanding of the effect of acquisition activity on reported results, particularly to overcome comparability issues related to the influence of intangibles (principally goodwill) created in acquisitions and the impact of merger related expenses.

Adjusted net income and adjusted diluted net income per share (excluding intangible amortization and merger related expenses), tangible return on average tangible equity and tangible return on average tangible assets, as used by the Company in this presentation are determined by methods other than in accordance with GAAP. While we believe this information is a useful supplement to GAAP based measures presented in this presentation, readers are cautioned that this non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"), and should not be considered in isolation or as a substitute for analysis of our results and financial condition as reported under GAAP, nor are such measures necessarily comparable to non-GAAP performance measures that may be presented by other companies. This supplemental presentation should not be construed as an inference that our future results will be unaffected by similar adjustments to be determined in accordance with GAAP.

The following tables present the computation of each non-GAAP based measure shown together with its most directly comparable GAAP based measure.

(in thousands, except per share information)						
		2016		2017		2018
Adjusted Net Income and Adjusted Diluted Earnings per Share [1]						
Net income as reported (most directly comparable GAAP based measure)	$	6,628	$	8,090	$	12,805
Amortization of core deposit and other intangible assets [2]		65		67		226
Merger related expenses [2]		-		-		2,616
Adjusted Net Income [1] (non-GAAP)	$	6,693	$	8,157	$	15,647
Weighted average diluted shares outstanding (denominator)		8,145		8,226		8,537
Diluted earnings per share as reported (most directly comparable GAAP based measure)	$	0.81	$	0.98	$	1.50
Amortization of core deposit and other intangible assets [2]		0.01		0.01		0.02
Merger related expenses [2]		-		-		0.31
Adjusted Diluted Earnings per Share [1] (non-GAAP)	$	0.82	$	0.99	$	1.83
Tangible Return on Average Tangible Equity						
Net income as reported (numerator)	$	6,628	$	8,090	$	12,805
Average equity as reported (denominator)	$	137,973	$	141,301	$	149,662
Return on average equity (most directly comparable GAAP based measure)		4.80%		5.73%		8.56%
Adjusted net income [1] - (non-GAAP) per above	$	6,693	$	8,157	$	15,647
Average equity as reported	$	137,973	$	141,301	$	149,662
Average goodwill		-		(717)		(3,687)
Average core deposit abd other intangible assets [2]		(87)		(269)		(990)
Average tangible equity (non-GAAP)	$	137,886	$	140,315	$	144,985
Tangible Return on Average Tangible Equity (non-GAAP)		4.85%		5.81%		10.79%
Tangible Return on Average Tangible Assets						
Net income as reported (numerator)	$	6,628	$	8,090	$	12,805
Average assets as reported (denominator)	$	1,325,150	$	1,488,423	$	1,710,597
Return on average assets (most directly comparable GAAP based measure)		0.50%		0.54%		0.75%
Adjusted net income [1] (non-GAAP) - per above	$	6,693	$	8,157	$	15,647
Average assets as reported	$	1,325,150	$	1,488,423	$	1,710,597
Average goodwill		-		(717)		(3,687)
Average core deposit abd other intangible assets [2]		(87)		(269)		(990)
Average tangible assets (non-GAAP)	$	1,325,063	$	1,487,437	$	1,705,920
Tangible Return on Average Tangible Assets (non-GAAP)		0.51%		0.55%		0.92%
[1] Excluding intangible amortization and merger related expenses						
[2] Net of related tax effect						